Tactical Investment Series Trust N-CSR/A

Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Kevin C. Hetzer, Principal Executive Officer/President of the Tactical Investment Series Trust (the “registrant”), certify that:

1.	The N-CSR of the registrant for the year ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Kevin C. Hetzer
Kevin C. Hetzer
Principal Executive Officer/President

Date:	April 28, 2023

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC. AND WILL BE RETAINED BY M3SIXTY ADMINSITRATION, LLC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Larry E. Beaver, Jr., Treasurer and Principal Financial Officer of the Tactical Investment Series Trust (the “registrant”), certify that:

1.	The N-CSR of the registrant for the year ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Larry E. Beaver, Jr.
Larry E. Beaver, Jr.
Treasurer and Principal Financial Officer

Date:	April 28, 2023

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC AND WILL BE RETAINED BY M3SIXTY ADMINISTRATION, LLC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.